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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                   FORM 8-K



                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (date of earliest event reported):  AUGUST 15, 1997


                           THE METZLER GROUP, INC.
                           -----------------------
            (Exact Name of Registrant as Specified in Its Charter)


                                   DELAWARE
                                   --------
                (State or Other Jurisdiction of Incorporation)



      0-28830                                             36-4094854
      -------                                             ----------
(Commission File Number)                       (IRS Employer Identification No.)

520 LAKE COOK ROAD, SUITE 500, DEERFIELD, ILLINOIS                    60015
--------------------------------------------------                    -----
     (Address of Principal Executive Offices)                       (Zip Code)


                                (847) 914-9100
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                     NONE
                                     ----
        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     Effective August 15, 1997, The Metzler Group, Inc. (the "Company") completed the acquisition of all of the outstanding securities of Reed Consulting Group, Inc., ("RCG") an electric utilities consulting corporation organized under the laws of Massachusetts through a merger of Reed Acquisition Co., a wholly-owned subsidiary of the Company, into RCG.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

               (a)  Exhibits

               10.1 Press Release dated August 18, 1997.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          THE METZLER GROUP, INC.




Date:  August 28, 1997    By: /s/Robert P. Maher
                             ---------------------------------------------------
                          Robert P. Maher, President and Chief Executive Officer
                                               (Signature)



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          THE METZLER GROUP, INC.




Date: August 28, 1997     By:  /s/ Robert P. Maher
                              --------------------------------------------------
                          Robert P. Maher, President and Chief Executive Officer
                                             (Signature)